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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) December 20, 2000
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                       SECURITY CAPITAL GROUP INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)



                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)




             1-13355                                  36-3692698
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     (Commission File Number)              (I.R.S. Employer Identification No.)




     125 Lincoln Avenue, Santa Fe, New Mexico              87501
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     (Address of Principal Executive Offices)            (Zip Code)




                                 (505) 982-9292
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              (Registrant's Telephone Number, Including Area Code)





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Item 5. Other Events

        On December 20, 2000, Security Capital Group Incorporated ("Security Capital") commenced a program for the offer of its Medium-Term Notes, Series B, due nine months or more from date of issue ("Series B MTN Notes") in an aggregate initial offering price of up to $200,000,000. The Series B MTN Notes are part of the aggregate of $1,000,000,000 in common stock, preferred stock, debt securities, warrants to purchase common stock, warrants to purchase preferred stock and warrants to purchase debt securities registered by Security Capital pursuant to a Registration Statement on Form S-3 (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") (Registration No. 333-64979) for offer pursuant to Rule 415 promulgated under the Securities Act of 1933, as amended (the "Act"). A Prospectus Supplement dated December 20, 2000 relating to the Series B MTN Notes has been filed with the Commission pursuant to Rule 424(b) under the Act. The issuance and sale of the Series B MTN Notes may be made from time to time in various amounts with varying terms pursuant to an Indenture, dated as of November 16, 1998 (the "Indenture"), between Security Capital and State Street Bank and Trust Company, as Trustee, and the resolution of the pricing committee of the Board of Directors of Security Capital, dated December 1, 2000 (the "Board Resolution"), pursuant to Section 301 of the Indenture. The Board Resolution is attached hereto as Exhibit 4.1 and incorporated by reference herein.

        The Series B MTN Notes will be distributed pursuant to a Distribution Agreement, dated as of December 20, 2000 (the "Distribution Agreement"), among Security Capital, J.P. Morgan Securities Inc., Banc of America Securities LLC, Chase Securities Inc., Deutsche Bank Securities Inc., First Union Securities, Inc. and Goldman, Sachs & Co.. The Distribution Agreement is attached hereto as
Exhibit 1 and incorporated by reference herein. The Series B MTN Notes may bear fixed or floating rates of interest and will be issued substantially in the forms attached hereto as Exhibits 4.2 and 4.3, respectively, which forms are incorporated by reference herein.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits.

Exhibit
  No.   Document Description

1 Distribution Agreement, dated December 20, 2000, among Security Capital, J.P. Morgan Securities Inc., Banc of America Securities LLC, Chase Securities Inc., Deutsche Bank Securities Inc., First Union Securities, Inc. and Goldman, Sachs & Co.

4.1 Resolution of the pricing committee of the Board of Directors of Security Capital dated December 1, 2000 pursuant to Section 301 of the Indenture, dated November 16, 1998, from Security Capital to State Street Bank and Trust Company, as Trustee.

4.2 Form of Medium-Term Note, Series B (Fixed Rate Note) due nine months or more from date of issue.

4.3 Form of Medium-Term Note, Series B (Floating Rate Note) due nine months or more from date of issue.

23.1    Consent of KPMG.

23.2    Consent of PricewaterhouseCoopers S.a.r.l.

23.3    Consent of PricewaterhouseCoopers S.a.r.l.

23.4    Consent of PricewaterhouseCoopers LLP.

23.5    Consent of PricewaterhouseCoopers LLP.

23.6    Consent of PricewaterhouseCoopers LLP.

23.7    Consent of KPMG LLP.

23.8    Consent of KPMG LLP.

23.9    Consent of PricewaterhouseCoopers LLP.

1050966.2  10201 922C  91920694
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SECURITY CAPITAL GROUP INCORPORATED



Dated: January 8, 2001                       By:      /s/ Jeffrey A. Klopf
                                             -----------------------------------
                                                      Jeffrey A. Klopf
                                                      Senior Vice President

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                                INDEX TO EXHIBITS



Exhibit
  No.   Document Description
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1       Distribution   Agreement,  dated   December  20, 2000,   among  Security
        Capital,  J.P.  Morgan  Securities  Inc.,  Banc   of  America Securities
        LLC, Chase Securities Inc., Deutsche Bank Securities Inc., First Union Securities, Inc. and Goldman, Sachs & Co.

4.1 Resolution of the pricing committee of the Board of Directors of Security Capital dated December 1, 2000 pursuant to Section 301 of the Indenture, dated November 16, 1998, from Security Capital to State Street Bank and Trust Company, as Trustee.

4.2 Form of Medium-Term Note, Series B (Fixed Rate Note) due nine months or more from date of issue.

4.3 Form of Medium-Term Note, Series B (Floating Rate Note) due nine months or more from date of issue.

23.1    Consent of KPMG.

23.2    Consent of PricewaterhouseCoopers S.a.r.l.

23.3    Consent of PricewaterhouseCoopers S.a.r.l.

23.4    Consent of PricewaterhouseCoopers LLP.

23.5    Consent of PricewaterhouseCoopers LLP.

23.6    Consent of PricewaterhouseCoopers LLP.

23.7    Consent of KPMG LLP.

23.8    Consent of KPMG LLP.

23.9    Consent of PricewaterhouseCoopers LLP.

1050966.2  10201 922C  91920694